UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2017

JRI
Nuveen Real Asset Income and Growth Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. Jay L. Rosenberg and Jeffrey T. Schmitz, CFA, have been portfolio managers since the Fund’s inception. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland have been portfolio managers since 2015.

The Boards of Trustees of Nuveen Real Asset Income and Growth Fund (JRI) and Diversified Real Asset Income Fund (DRA) have approved the reorganization of DRA into JRI. On June 30, 2017, shareholders approved the reorganization plan. By combining two funds with substantially similar portfolios, the proposed reorganization is intended to benefit shareholders of each Fund through fee and expense savings as well as enhanced secondary market visibility and liquidity from the combined Fund’s greater outstanding shares, which over time is anticipated to promote increased investor interest and narrower trading discounts relative to net asset value. JRI will be the surviving Fund in the reorganization. The reorganization is expected to become effective immediately before the open of business on September 11, 2017 (subsequent to the close of this reporting period).

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2017.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2017?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Blended Index, which is an index we created to represent a model asset allocation for an income oriented-product providing investment exposure to real assets. The Fund’s Custom Blended Benchmark constituents include: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. As the reporting period progressed, we added slightly to the Fund’s real estate common equity exposure. The segment’s underperformance relative to other equities during the first half of the reporting period provided a relative value opportunity, which led to the small increase. The addition moved the Fund from a very slight underweight position to more of a neutral weight in real estate common equity. This increase was largely funded by a slight trim to mid-stream energy, especially in the MLP area. Given the weakness in the price of crude oil during the reporting period, we anticipated that negative momentum would likely dominate equity returns in the segment at least in the short term. We decided that a slight reduction was in order because we believed other areas of the portfolio provided a better near-term opportunity. On balance, we increased the Fund’s broader allocation to equities at the margin, while slightly reducing the Fund’s weights in preferred securities and cash. We also increased the Fund’s high yield fixed income exposure slightly during the reporting period and shifted the composition, with utilities becoming the largest weighting in the portfolio. We found opportunities to invest in a number of attractive bonds with stable cash flows and minimal exposure to volatile commodity prices. These purchases were funded by sales of bonds that tend to be more highly correlated to commodity prices (pipelines and refiners) and also bonds with generally richer valuations, as well as from the overall increased allocation to high yield assets within the Fund. Technology infrastructure, pipelines and REITs comprised the next three largest sectors in the high yield portfolio. As always, we will continue to make allocation changes among the Fund’s five investment categories whenever we see the opportunities in the marketplace.

Also during the reporting period, the Fund continued to short U.S. Treasury future contracts to hedge against interest rate risk within the high yield bond portfolio. These futures contracts had a negative impact on performance during the reporting period. We expanded the hedge program to include selling 10-year, 20-year and 30-year Treasury futures to better match the maturities of bonds within the high yield portfolio.

How did the Fund perform during this six-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2017. For the six-month reporting period ended June 30, 2017, the Fund’s total return at net asset value (NAV) outperformed both its JRI Blended Index and the Morgan Stanley Capital International (MSCI) World Index.

During the six-month reporting period, investors shrugged off any bad news and the seemingly endless distractions within the Trump administration to push virtually every asset class higher. All five of the “real asset” categories represented in the JRI Blended Index produced positive absolute returns. The public commercial real estate sector posted a 5.37% return (FTSE EPRA/NAREIT Developed Index) during the reporting period, with global real estate outperforming U.S. real estate returns year to date in 2017. REIT investors remained cautious based on the anticipation of global interest rates moving higher and weaker underlying fundamentals within real estate relative to other areas. The real estate sector significantly underperformed the strong gains in both the broader global equity markets.

6	NUVEEN

Global infrastructure equities produced the strongest results among the five real asset categories represented in the Fund. The segment was up a healthy 14.37% (S&P Global Infrastructure Index), outpacing global equities. Within infrastructure, long-duration assets such as toll roads and airports reversed their fortunes from the end of 2016, posting double-digit returns as the global interest rate environment remained supportive and traffic numbers showed better-than-expected increases.

The high yield corporate sector extended gains after a strong 2016, producing a 4.93% return as measured by the Bloomberg Barclays U.S. Corporate High Yield Index during the reporting period. High yield spreads continued to tighten throughout the first half of 2017 despite a brief correction in March when a temporary spike in interest rates, coupled with a slide in oil prices, caused high yield spreads to widen for a short time. But by the end of the reporting period, steady investor interest in the Treasury market combined with low financial market volatility and strengthening equity markets once again caused credit spreads to narrow. The preferred benchmarks for the Fund both turned in strong results after falling in late 2016.

We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The goal of this Fund is to provide a portfolio of securities with steady income and growth potential, while at the same time dampening risk, especially relative to global equity markets. During the reporting period, the Fund’s outperformance relative to the JRI Blended Index was driven by favorable results from the REIT common equity and high yield segments. The two preferred securities segments had little impact on the Fund’s relative performance, while the global infrastructure sector detracted. The Fund also outperformed the MSCI World Index during the reporting period mainly due to its significant weighting in global infrastructure equities, which outpaced global equities as well as the other four areas of the JRI Blended Index.

Real estate common equities contributed the most to the Fund’s relative returns. Within the sector, the Fund’s underweight to regional malls as well as favorable security selection within the group led the positive contributors. U.S. based mall companies were under pressure during the reporting period as brick-and-mortar retail continued to struggle in the face of e-commerce disruption and elevated retail store closings. The Fund remained largely out of the U.S. mall space in terms of equity exposure, preferring instead to gain limited exposure to the sector through non-U.S. holdings. This worked in our favor because the Fund’s international holdings in this sector generated strongly positive total returns, while the mall sector within the index was down. In the industrial REIT sector, the underlying fundamentals remained strong because of the continued demand for space due in large part to online retailing, the same forces putting downward pressure on the mall category. Given the strong demand, high occupancy and relatively low existing supply of capital stock, industrial REITs generally outperformed the overall real estate sector, posting double-digit gains as measured by index holdings. The Fund’s holdings in this area generated even higher returns than the index provided, also contributing to our relative outperformance in the real estate common equity space, along with the office property sub-sector.

High yield debt also contributed favorably to the Fund’s performance versus the JRI Blended Index. Overall, the high yield asset class continued its string of strong performance through much of the reporting period. The high yield rally, which started in February 2016, has been driven by strong credit fundamentals in nearly every segment of the economy, continued accommodative central banks around the globe, and the outlook for economically accretive fiscal policies under the new U.S. presidential administration. Although valuations are approaching their tightest spreads versus Treasuries over the past five years, investors’ desire for current income, the outlook for relatively low interest rates for the foreseeable future, and the low expectations for defaults continue to create a positive backdrop for high yield investors. The lower pace of new high yield bond issuance year to date in 2017 compared to the past two years is also helping to support prices for existing bonds. The high yield sector produced a total return of 4.93% during the reporting period, despite weakness in energy where spreads did widen. Our high yield portfolio outpaced the benchmark return almost entirely because of its underweight to the industrial sector, which underperformed the broader benchmark

NUVEEN	7

Portfolio Managers’ Comments (continued)

return. A structural underweight to the industrial sector is typical for the Fund because most of the companies within that space don’t meet our definition of infrastructure or real estate. Companies within the hospital sector also contributed modestly to the outperformance. The sector rebounded following the presidential election based on the outlook for reduced regulatory pressures.

The infrastructure common equity area was the Fund’s primary performance detractor, due in large part to the Fund’s overweight to master limited partnerships (MLPs); however, the index does contain only one MLP holding. Weakness in the price of crude oil weighed heavily on the midstream energy space during the reporting period. The world became increasingly concerned about the ongoing supply glut as U.S. shale companies continued to ramp up production, which more than offset the production cap imposed by the Organization of the Petroleum Exporting Countries (OPEC), which was extended through March 2018. The supply concerns drove the price of oil down leading to questions about future demand for energy infrastructure, which weighed on MLP stocks. Our preference is to own MLPs that have significant exposure to the Permian Basin in Texas, where most of the need is due to production growth due to lower costs at the well-head. As a result, our largest weights in the sector are in Targa Resources Corporation and Plains All American Pipeline, L.P. While the characteristics of the Permian Basin are certainly the most favorable within the U.S., the performance of MLP stocks was more tied to the price of oil during the reporting period, forcing shares down and contributing to the Fund’s underperformance within infrastructure stocks. In addition, transportation assets such as airports performed well as underlying airport volume trends were supportive. Our portfolio was positioned with an underweight to the airport area, not because we don’t like the space, but due to the fact that the Fund’s primary objective is to deliver a high level of income. Within airports, few common equity opportunities exist because their dividend yields typically fall below the qualification hurdle for this strategy. As a result, our underweight to the sector because of its lower income characteristics and therefore our inability to own many of the names also contributed to the shortfall in infrastructure common equity.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on performance during this reporting period.

As of June 30, 2017, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	27.94%
Regulatory Leverage*	27.94%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2017	Draws	Paydowns	June 30, 2017	Average Balance Outstanding	Draws	Paydowns	August 25, 2017
$73,275,000	$450,000	$ —	$73,725,000	$73,277,486	$ —	$ —	$73,725,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Subsequent to the close of the reporting period, the Fund entered into a new committed financing agreement with a maximum commitment amount of $79,500,000.

NUVEEN	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2017.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of June 30, 2017 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of June 30, 2017

Current Month Estimated Percentage of Distribution			Fiscal YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
86.7%	13.3%	0.0%	$0.6500	$0.5633	$0.0867	$0.0000

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2017

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1050	6.46%	11.21%	11.68%	3.33%	11.52%

SHARE REPURCHASES

During August 2017 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

10	NUVEEN

As of June 30, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JRI
Shares cumulatively repurchased and retired	27,600
Shares authorized for repurchase	975,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2017, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$19.50
Share price	$17.59
Premium/(Discount) to NAV	(9.79)%
6-month average premium/(discount) to NAV	(9.59)%

NUVEEN	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

12	NUVEEN

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NUVEEN	13

JRI

Nuveen Real Asset Income and Growth Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JRI at NAV	11.52%	11.21%	11.68%
JRI at Share Price	16.02%	12.39%	9.53%
Custom Blended Benchmark	8.94%	8.42%	7.99%
MSCI World Index	10.66%	18.20%	10.25%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	59.5%
Convertible Preferred Securities	8.3%
$25 Par (or similar) Retail Preferred	30.5%
Corporate Bonds	22.2%
Convertible Bonds	1.9%
$1,000 Par (or similar) Institutional Preferred	11.6%
Investment Companies	2.1%
Municipal Bonds	0.2%
Sovereign Debt	0.3%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	1.3%
Net Assets Plus Borrowings	138.8%
Borrowings	(38.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Equity Real Estate Investment Trusts	33.0%
Electric Utilities	20.3%
Oil, Gas & Consumable Fuels	12.0%
Multi-Utilities	9.9%
Transportation Infrastructure	3.3%
Energy Equipment & Services	3.0%
Repurchase Agreements	0.7%
Other	17.8%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	3.2%
BBB	42.2%
BB or Lower	28.3%
N/R (not rated)	26.3%
Total	100%

Country Allocation

(% of total investments)

United States	58.0%
Canada	12.9%
United Kingdom	4.4%
Australia	3.5%
Singapore	3.4%
Italy	2.6%
Other	15.2%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Spark Infrastructure Group	3.2%
STAG Industrial Inc.	2.6%
Abertis Infraestructuras S.A	2.5%
Endesa S.A	2.4%
Scottish and Southern Energy PLC	2.3%

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on May 31, 2017 for JRI; at this meeting the shareholders were asked to vote to approve the Issuance of Additional Common Shares and to elect Board Members.

JRI
Common Shares
To approve the issuance of additional common shares
For	2,449,408
Against	157,139
Abstain	45,396
Broker Non-Votes	6,138,872
Total	8,790,815
Approval of the Board Members was reached as follows:
William Adams IV
For	8,514,570
Withhold	276,245
Total	8,790,815
David J. Kundert
For	8,472,941
Withhold	317,874
Total	8,790,815
John K. Nelson
For	8,515,171
Withhold	275,644
Total	8,790,815
Terence J. Toth
For	8,511,912
Withhold	278,903
Total	8,790,815

16	NUVEEN

JRI

Nuveen Real Asset Income and Growth Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 136.6% (99.3% of Total Investments)

	COMMON STOCKS – 59.5% (43.2% of Total Investments)

	Air Freight & Logistics – 0.9%

47,853	BPost SA, (2)	$1,155,763
11,295	Oesterreichische Post AG	490,674
	Total Air Freight & Logistics	1,646,437

	Commercial Services & Supplies – 0.5%

75,598	Covanta Holding Corporation	997,894

	Diversified Telecommunication Services – 0.8%

570,426	HKBN Limited, (2)	572,309
653,370	HKT Trust and HKT Limited	858,613
	Total Diversified Telecommunication Services	1,430,922

	Electric Utilities – 8.7%

1,384,121	AusNet Services, (2)	1,845,497
9,999	Brookfield Infrastructure Partners LP	409,059
23,875	CEZ, (2)	415,564
179,545	Contact Energy Limited, (2)	685,471
116,408	Endesa S.A, (2)	2,685,367
51,425	Enersis Chile SA	282,838
31,322	Exelon Corporation	1,129,785
421,737	Infratil Limited, (2)	919,303
139,721	Scottish and Southern Energy PLC, (2)	2,643,700
22,313	Southern Company, (3)	1,068,346
1,786,479	Spark Infrastructure Group, (2)	3,594,801
28,133	Terna-Rete Elettrica Nazionale SpA, (2)	151,950
95,179	Transmissora Alianca de Energia Eletrica SA	633,205
	Total Electric Utilities	16,464,886

	Equity Real Estate Investment Trusts – 24.1%

86,409	AEW UK REIT PLC	115,357
6,294	Agree Realty Corporation	288,706
145,675	American Hotel Income Properties REIT LP	1,118,849
17,411	Apple Hospitality REIT, Inc.	325,760
91,464	Armada Hoffler Properties Inc.	1,184,459
158,830	Ascendas Real Estate Investment Trust, (2)	300,944
150,480	Asia Pacific Data Centre Group	202,981
50,312	Automotive Properties Real Estate Investment Trust	430,647
45,216	Brixmor Property Group Inc.	808,462
26,216	Care Capital Properties, Inc.	699,967
9,829	CareTrust REIT Inc.	182,230
57,659	Charter Hall Retail REIT, (2)	180,257
19,101	Choice Properties Real Estate Investment Trust	203,854
91,265	City Office REIT, Inc., (4)	1,159,066
1,080	Cofinimmo, SANV, (2)	132,792
30,886	Community Healthcare Trust Inc.	790,373
2,678	Developers Diversified Realty Corporation	24,289
72,711	Dream Global Real Estate Investment Trust	612,280
29,079	Easterly Government Properties, Inc.	609,205
201,199	Empiric Student Property PLC	292,843
6,685	Entertainment Properties Trust	480,451
19,398	Eurocommercial Properties NV	775,107
1,011	Farmland Partners, Inc.	9,038
662,018	Fortune REIT, (2)	821,692
49,205	Franklin Street Properties Corporation	545,191
795,357	Frasers Centrepoint Trust, (2)	1,236,101

NUVEEN	17

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

2,195,192	Frasers Logistics & Industrial Trust, (2)	$1,722,077
19,889	Gaming and Leisure Properties Inc.	749,219
55,982	Government Properties Income Trust	1,025,030
19,793	Gramercy Property Trust	588,050
63,573	Growthpoint Properties Australia Limited, (2)	153,473
22,838	H&R Real Estate Investment Trust	387,795
26,531	Hersha Hospitality Trust	491,089
2,628	Hospitality Properties Trust	76,606
5,979	ICADE, (2)	501,585
434,209	IGB Real Estate Investment Trust	178,027
74,492	Immobiliare Grande Distribuzione SIIQ SpA	65,597
45,803	Independence Realty Trust	452,076
536,445	Keppel DC REIT, (2)	502,730
22,084	Killam Apartment Real Estate I	216,957
21,834	Kimco Realty Corporation	400,654
4,848	Lexington Corporate Properties Trust	48,044
4,940	LTC Properties Inc.	253,867
7,986	Macquarie Mexico Real Estate Management SA de CV	9,399
601,672	Mapletree Commercial Trust	697,052
864,186	Mapletree Greater China Commercial Trust, (2)	677,728
123,953	Mapletree Logistics Trust, (2)	107,576
112,736	MedEquities Realty Trust, Inc., (3)	1,422,728
183,401	Medical Properties Trust Inc., (3)	2,360,371
19,359	Mercialys	378,759
33,491	MGM Growth Properties LLC	977,602
596	National Health Investors Inc.	47,203
7,658	New Senior Investment Group Inc.	76,963
335,447	Nexus Real Estate Investment Trust	527,693
23,378	NorthWest Healthcare Properties REIT	192,533
17,796	NSI NV	643,003
52,357	Omega Healthcare Investors Inc., (4)	1,728,828
71,921	Park Hotels & Resorts, Inc.	1,938,990
478,414	Parkway Life Real Estate Investment Trust	931,287
201,068	Plaza Retail REIT	713,227
10,119	Prologis Property Mexico SA de CV	19,141
411,538	Propertylink Group	267,280
9	Retail Properties of America Inc.	110
1,620	RioCan Real Estate Investment Trust	30,069
9,071	Sabra Health Care Real Estate Investment Trust Inc., (3)	218,611
48,708	Senior Housing Properties Trust	995,592
11,843	Spirit Realty Capital Inc., (4)	87,757
106,468	STAG Industrial Inc.	2,938,517
107,728	Summit Industrial Income REIT	585,659
425,605	TF Administradora Industrial S de RL de CV	783,495
1,597	Urstadt Biddle Properties Inc.	31,621
197,445	VEREIT, Inc.	1,607,202
246,149	Vicinity Centres, (2)	485,705
188,843	Viva Energy REIT, (2)	329,316
24,842	Wereldhave NV, (2)	1,216,938
110,187	WPT Industrial Real Estate Investment Trust, (WI/DD)	1,434,635
	Total Equity Real Estate Investment Trusts	45,806,367

	Gas Utilities – 0.4%

3,612	AmeriGas Partners, LP	163,154
15,160	APA Group, (2)	106,821
37,562	Companhia de Gas de Sao Paulo – Comgas	524,160
	Total Gas Utilities	794,135

	Health Care Providers & Services – 0.4%

48,906	Sienna Senior Living Inc., Subscription	677,700

	Household Durables – 0.3%

13,956	Kaufman and Broad SA, (2)	621,991

18	NUVEEN

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 2.6%

312	Brookfield Renewable Energy Partners LP	$9,965
69,271	Brookfield Renewable Energy Partners LP, (WI/DD)	2,208,788
195,738	Meridian Energy Limited, (2)	417,363
1,710	NRG Yield, Inc., Class C Shares	30,096
8,702	Pattern Energy Group Inc.	207,456
116,991	Renewables Infrastructure Group Limited	167,917
126,273	Saeta Yield S.A, (5)	1,427,949
35,604	TransAlta Renewables Inc.	429,950
	Total Independent Power & Renewable Electricity Producers	4,899,484

	Media – 0.0%

1,677	Eutelsat Communications, (2)	42,788

	Mortgage Real Estate Investment Trusts – 3.4%

91,523	Apollo Commercial Real Estate Finance, Inc.	1,697,752
10,315	Ares Commercial Real Estate Corporation	135,023
12,768	Blackstone Mortgage Trust Inc., Class A	403,469
38,401	Granite Point Mortgage Trust Inc., (5)	726,547
71,060	KKR Real Estate Finance Trust, Inc.	1,527,790
91,597	Starwood Property Trust Inc.	2,050,857
	Total Mortgage Real Estate Investment Trusts	6,541,438

	Multi-Utilities – 4.5%

644,700	Centrica PLC, (2)	1,680,894
64,918	Engie, (2)	979,855
30	Innogy SE, (2)	1,181
34,816	National Grid PLC, (3)	2,187,141
21,684	National Grid PLC, (2)	268,675
489,382	Redes Energeticas Nacionais SA, (2)	1,533,138
784,078	Vector Limited, (2)	1,912,909
	Total Multi-Utilities	8,563,793

	Oil, Gas & Consumable Fuels – 7.5%

1,576	Cheniere Energy Partners LP Holdings LLC	51,062
1,403	DCP Midstream LP	47,463
56,196	Enagas, (2)	1,577,102
3,957	Enbridge Energy Partners LP	63,312
26,619	Enbridge Income Fund Holdings Inc.	660,754
62,259	Enterprise Products Partnership LP, (3)	1,685,974
9,989	Gibson Energy Incorporated	129,099
12,598	Hess Midstream Partners LP	256,621
50,636	Inter Pipeline Limited	991,791
11,388	OneOK Partners Limited Partnership	581,585
3,756	Pembina Pipeline Corporation	124,399
59,714	Plains All American Pipeline LP, (3)	1,568,687
62,795	Plains GP Holdings LP, Class A Shares, (3)	1,642,717
418,299	Snam Rete Gas S.p.A, (2)	1,825,522
36,872	Targa Resources Corporation, (3)	1,666,614
95,768	Veresen Inc.	1,354,399
2,351	Williams Partners LP, (3)	94,299
	Total Oil, Gas & Consumable Fuels	14,321,400

	Real Estate Management & Development – 0.8%

68,872	Atrium European Real Estate Ltd	307,490
32,407	Brookfield Property Partners	767,074
126,270	Citycon Oyj, (2)	331,345
2,244	Landmark Infrastructure Partners LP, (3)	35,904
	Total Real Estate Management & Development	1,441,813

	Road & Rail – 0.3%

111,183	Aurizon Holdings Limited, (2)	457,953

NUVEEN	19

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares	Description (1)			Value

	Road & Rail (continued)

2,240	MTR Corporation, (2)			$12,605
43,063	Stagocoach Group PLC, (2)			104,519
	Total Road & Rail			575,077

	Transportation Infrastructure – 3.9%

150,500	Abertis Infraestructuras S.A, (2)			2,789,738
103,705	Enav S.p.A, (2)			447,232
2,805,343	Hopewell Highway Infrastructure Limited, (2)			1,613,575
2,641,947	Hutchison Port Holdings Trust, (2)			1,135,099
38,875	Jiangsu Expressway Company Limited, (2)			54,845
2,356	Macquarie Infrastructure Corporation			184,710
46,981	Sydney Airport, (2)			255,919
98,522	Transurban Group, (2)			897,279
76,431	Zhejiang Expressway Company Limited, (2)			99,838
	Total Transportation Infrastructure			7,478,235

	Water Utilities – 0.4%

367,619	Aguas Andinas SA. Class A			215,640
275,598	Inversiones Aguas Metropolitanas SA			462,080
	Total Water Utilities			677,720
	Total Common Stocks (cost $105,760,012)			112,982,080

Shares	Description (1)	Coupon	Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 8.3% (6.0% of Total Investments)

	Electric Utilities – 1.5%

15,769	NextEra Energy Inc., (3)	6.371%	BBB	$1,011,424
35,303	NextEra Energy Inc., (3)	6.123%	BBB	1,906,715
	Total Electric Ultities			2,918,139

	Equity Real Estate Investment Trusts – 2.3%

14,613	Alexandria Real Estate Equities Inc.	7.000%	Baa3	527,529
11,188	American Tower Corporation, (3)	5.500%	N/R	1,356,321
11,379	EPR Properties Inc.	9.000%	BB	402,817
1,717	EPR Properties Inc.	5.750%	BB	46,651
11,881	Equity Commonwealth	6.500%	Ba1	306,530
706	FelCor Lodging Trust Inc., Series A.	1.950%	Caa1	19,697
3,361	Lexington Corporate Properties Trust, Series B	6.500%	N/R	169,730
29,312	Ramco-Gershenson Properties Trust	7.250%	N/R	1,568,192
	Total Equity Real Estate Investment Trusts			4,397,467

	Multi-Utilities – 3.1%

3,688	Black Hills Corp	7.750%	N/R	272,580
52,004	Dominion Resources Inc., (3)	6.750%	BBB–	2,616,841
24,681	Dominion Resources Inc.	6.375%	BBB	1,179,752
32,116	DTE Energy Company, (3)	5.000%	BBB–	1,761,563
	Total Multi-Utilities			5,830,736

	Oil, Gas & Consumable Fuels – 1.4%

18,042	Anadarko Petroleum Corporation	7.500%	N/R	741,328
42,416	Kinder Morgan Inc., Delaware	9.750%	N/R	1,861,214
	Total Oil, Gas & Consumable Fuels			2,602,542
	Total Convertible Preferred Securities (cost $15,058,192)			15,748,884

20	NUVEEN

Shares	Description (1)	Coupon	Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 30.5% (22.2% of Total Investments)

	Electric Utilities – 7.0%

7,138	APT Pipelines Limited	6.300%	N/R	$564,537
45,706	Brookfield Infrastructure Partners LP	5.350%	BBB–	904,745
256	Duke Energy Capital Trust II	5.125%	BBB	6,694
58,989	Entergy Arkansas Inc., (3)	4.875%	A	1,418,685
10,217	Entergy Louisiana LLC	4.875%	A	245,412
15,218	Entergy New Orleans, Inc.	5.500%	A	394,755
14,200	Entergy Texas Inc.	5.625%	A	377,010
49,182	Integrys Energy Group Inc., (2)	6.000%	Baa1	1,325,455
64,319	NextEra Energy Inc., (3)	5.250%	BBB	1,629,200
20,925	NextEra Energy Inc.	5.000%	BBB	533,588
38,836	Pacific Gas & Electric Corporation, (3)	6.000%	A–	1,258,286
73,156	PPL Capital Funding, Inc., (3)	5.900%	BBB	1,931,318
20,872	SCE Trust I	5.625%	Baa1	524,305
17,336	SCE Trust VI	5.000%	Baa1	430,973
1,460	Southern Company	6.250%	BBB	39,946
71,664	Southern Company	5.250%	BBB	1,792,317
	Total Electric Utilities			13,377,226

	Equity Real Estate Investment Trusts – 17.0%

35,541	American Homes 4 Rent	6.350%	N/R	918,379
29,476	American Homes 4 Rent	5.875%	BB	738,374
17,852	American Homes 4 Rent	5.500%	N/R	499,856
22,216	American Homes 4 Rent	5.000%	N/R	634,045
21,418	American Homes 4 Rent	5.000%	N/R	606,986
16,633	American Homes 4 Rent	6.500%	N/R	430,628
34,655	Ashford Hospitality Prime, Inc.	5.500%	N/R	691,021
49,283	CBL & Associates Properties Inc.	7.375%	BB	1,146,323
3,120	CBL & Associates Properties Inc.	6.625%	BB	72,540
63,239	Cedar Shopping Centers Inc., Series A, (3)	7.250%	N/R	1,605,006
67,921	City Office REIT, Inc.	6.625%	N/R	1,715,684
15,819	Colony Northstar, Inc.	7.500%	N/R	419,362
43,431	Colony Northstar, Inc.	7.125%	N/R	1,118,348
39,744	DDR Corporation	6.375%	Baa3	1,039,703
5,597	DDR Corporation	6.250%	Baa3	140,373
9,083	Equity Lifestyle Properties Inc.	6.750%	N/R	231,162
26,697	GGP, Inc.	6.375%	N/R	679,706
10,967	Gladstone Commercial Corporation	7.000%	N/R	283,168
34,280	Gramercy Property Trust	7.125%	BB+	925,560
36,339	Hersha Hospitality Trust	6.875%	N/R	926,281
41,783	Hersha Hospitality Trust	6.500%	N/R	1,049,589
69,086	Hersha Hospitality Trust	6.500%	N/R	1,740,967
45,049	Investors Real Estate Trust	7.950%	N/R	1,132,081
1,496	LaSalle Hotel Properties	6.375%	N/R	37,714
26,668	LaSalle Hotel Properties	6.300%	N/R	675,500
2,298	Mid-America Apartment Communities Inc.	8.500%	BBB–	145,463
55,668	Monmouth Real Estate Investment Corp, (3)	6.125%	N/R	1,433,451
50,582	Pebblebrook Hotel Trust	6.500%	N/R	1,272,643
34,766	Pebblebrook Hotel Trust	6.375%	N/R	882,013
5,011	Retail Properties of America	7.000%	BB	128,081
174	Rexford Industrial Realty Inc.	5.875%	BB	4,383
9,103	Senior Housing Properties Trust	6.250%	BBB–	245,599
18,181	STAG Industrial Inc.	6.875%	BB+	485,615
16,589	Summit Hotel Properties Inc.	7.875%	N/R	428,643
73,486	Summit Hotel Properties Inc., (3)	7.125%	N/R	1,880,507
17,774	Summit Hotel Properties Inc.	6.450%	N/R	457,858
12,790	Sunstone Hotel Investors Inc.	6.950%	N/R	331,005
48,000	Sunstone Hotel Investors Inc.	6.450%	N/R	1,231,200
11,229	Taubman Centers Incorporated, Series K	6.250%	N/R	284,543
6,134	Taubman Centers Incorporated., Series J	6.500%	N/R	154,147
32,729	UMH Properties Inc.	8.000%	N/R	900,048
20,489	Urstadt Biddle Properties	7.125%	N/R	525,953

NUVEEN	21

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares		Description (1)	Coupon		Ratings (6)	Value

		Equity Real Estate Investment Trusts (continued)

45,435		Urstadt Biddle Properties	6.750%		N/R	$1,199,484
17,216		Ventas Realty LP	5.450%		BBB+	437,975
5,987		Washington Prime Group, Inc.	7.500%		Ba1	150,094
5,605		Washington Prime Group, Inc.	6.875%		Ba1	143,936
		Total Equity Real Estate Investment Trusts				32,180,997

		Independent Power & Renewable Electricity Producers – 0.2%

22,292		Brookfield Renewable Partners, Preferred Equity	5.750%		BB+	448,487

		Mortgage Real Estate Investment Trusts – 0.5%

7,787		Apollo Commercial Real Estate Finance	8.625%		N/R	200,515
28,340		Arbor Realty Trust Incorporated	7.375%		N/R	721,253
		Total Mortgage Real Estate Investment Trusts				921,768

		Multi-Utilities – 3.6%

125,567		Dominion Resources Inc., (3)	5.250%		BBB–	3,160,521
55,989		DTE Energy Company, (3)	6.000%		Baa2	1,534,099
63,132		DTE Energy Company, (3)	5.375%		Baa2	1,597,871
23,016		DTE Energy Company	5.250%		Baa2	580,003
		Total Multi-Utilities				6,872,494

		Oil, Gas & Consumable Fuels – 1.7%

19,160		NGL Energy Partner LP	9.000%		N/R	474,402
72,178		Nustar Energy LP, (3)	8.500%		Ba3	1,886,011
17,310		Nustar Energy LP	7.625%		Ba3	435,347
23,006		Pembina Pipeline Corporation	5.750%		BB+	476,335
		Total Oil, Gas & Consumable Fuels				3,272,095

		Real Estate Management & Development – 0.4%

25,700		Landmark Infrastructure Partners LP	8.000%		N/R	646,098

		Trading Companies & Distributors – 0.1%

9,191		GATX Corporation	5.625%		BBB	238,231
		Total $25 Par (or similar) Preferred Securities (cost $55,745,781)				57,957,396

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 22.2% (16.2% of Total Investments)

		Commercial Services & Supplies – 1.9%

$1,110		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	$1,143,300
1,265		Covanta Holding Corporation	5.875%	3/01/24	B1	1,233,375
265		Covanta Holding Corporation	5.875%	7/01/25	B1	257,050
945		GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	966,263
		Total Commercial Services & Supplies				3,599,988

		Construction & Engineering – 0.3%

540		AECOM	5.125%	3/15/27	BB	542,025

		Diversified Financial Services – 0.3%

525		Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	554,043

		Diversified Telecommunication Services – 1.4%

1,265		CyrusOne LP Finance, 144A	5.375%	3/15/27	BB	1,317,181
600		Qualitytech LP/QTS Finance Corp., (3)	5.875%	8/01/22	BB	624,750
715		SBA Communications Corporation	4.875%	9/01/24	B3	726,619
		Total Diversified Telecommunication Services				2,668,550

22	NUVEEN

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Electric Utilities – 5.7%

$3,350		ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	$3,417,415
385		Comision Federal de Electricidad of the United States of Mexico, 144A	5.750%	2/14/42	BBB+	393,181
1,085		Comision Federal de Electricidad of the United States of Mexico, 144A	6.125%	6/16/45	BBB+	1,156,881
2,003		Crocket Cogeneration LP, 144A	5.869%	3/30/25	BBB–	2,001,834
765		Energuate Trust, 144A	5.875%	5/03/27	Ba2	787,950
885		Exelon Corporation	6.250%	10/01/39	BBB	966,724
540		Intergen NV, 144A	7.000%	6/30/23	B1	519,750
1,350		Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	1,401,259
100		Red Oak Power LLC	9.200%	11/30/29	BB–	107,500
		Total Electric Utilities				10,752,494

		Equity Real Estate Investment Trusts – 2.0%

965		Care Capital Properties, Inc.	5.125%	8/15/26	BBB–	980,605
460		CBL & Associates LP	5.950%	12/15/26	BBB–	455,545
300		Crown Castle International Corporation	4.750%	5/15/47	BBB–	305,381
350		CTR Partnership LP/CareTrust Capital Corporation	5.250%	6/01/25	BB–	360,500
360		Geo Group Inc.	5.125%	4/01/23	B+	361,800
780		Geo Group Inc.	6.000%	4/15/26	B+	809,250
585		Trust F/1401, 144A	6.950%	1/30/44	Baa2	620,100
		Total Equity Real Estate Investment Trusts				3,893,181

		Gas Utilities – 1.3%

625		AmeriGas Partners LP/AmeriGas Finance Corporation, (3)	5.875%	8/20/26	BB	640,625
217		Ferrellgas LP	6.750%	1/15/22	B	204,522
465		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	482,438
390		National Gas Company of Trinidad and Tobago, 144A	6.050%	1/15/36	BBB	400,725
450		Suburban Propane Partners LP, (3)	5.750%	3/01/25	BB–	445,500
380		Suburban Propane Partners LP	5.875%	3/01/27	BB–	378,100
		Total Gas Utilities				2,551,910

		Health Care Equipment & Supplies – 0.4%

385		Tenet Healthcare Corporation	8.125%	4/01/22	B–	409,063
340		THC Escrow Corp III, 144A	5.125%	5/01/25	Ba3	341,275
		Total Health Care Equipment & Supplies				750,338

		Health Care Providers & Services – 0.5%

605		HCA Inc.	5.500%	6/15/47	BBB–	626,175
330		Kindred Healthcare Inc.	6.375%	4/15/22	B–	325,050
		Total Health Care Providers & Services				951,225

		Hotels, Restaurants & Leisure – 0.4%

360		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	371,700
445		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	4.500%	9/01/26	BB–	447,781
		Total Hotels, Restaurants & Leisure				819,481

		Independent Power & Renewable Electricity Producers – 0.6%

425		Capex SA, 144A	6.875%	5/15/24	B+	428,719
640		Dynegy Inc., 144A	8.000%	1/15/25	B+	620,800
265		GenOn Energy Inc., (8)	9.500%	10/15/18	Caa3	160,325
		Total Independent Power & Renewable Electricity Producers				1,209,844

		Internet Software & Services – 0.3%

535		Equinix Inc.	5.375%	5/15/27	BB+	570,444

		IT Services – 0.7%

1,190		Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	1,245,038

NUVEEN	23

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Multi-Utilities – 0.6%

800	GBP	RWE AG	7.000%	3/29/49	BB+	$1,111,771

		Oil, Gas & Consumable Fuels – 3.1%

5		Calumet Specialty Products	6.500%	4/15/21	CCC+	4,325
925		Calumet Specialty Products, (3)	7.625%	1/15/22	CCC+	809,375
165		Cheniere Corpus Christi Holdings, LLC	5.875%	3/31/25	BB–	175,931
150		Crestwood Midstream Partners LP, 144A	5.750%	4/01/25	BB–	149,625
220		Energy Transfer Equity LP	5.500%	6/01/27	BB+	227,700
830		Genesis Energy LP	5.625%	6/15/24	B+	786,425
550		Gibson Energy, 144A	5.250%	7/15/24	BB	420,177
435		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	437,175
135		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	134,325
640		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	646,400
370		NGL Energy Partners LP/Fin Co, 144A	7.500%	11/01/23	B+	364,912
1,140		PBF Holding Company LLC, 144A	7.250%	6/15/25	BB	1,098,675
105		PBF Holding Company LLC	7.000%	11/15/23	BB	103,425
580		Rose Rock Midstream LP / Rose Rock Finance Corporation, (3)	5.625%	7/15/22	B+	558,250
		Total Oil, Gas & Consumable Fuels				5,916,720

		Real Estate Management & Development – 0.8%

920		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	970,600
640		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	660,000
		Total Real Estate Management & Development				1,630,600

		Road & Rail – 0.2%

360		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	375,300

		Software – 0.3%

580		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	582,175

		Transportation Infrastructure – 0.6%

385		Aeropuertos Argentina 2000 SA, 144A	6.875%	2/01/27	B+	398,629
200		Aeropuertos Dominicanos SA, 144A	6.750%	3/30/29	BB–	216,752
470		Rumo Luxembourg Sarl, 144A	7.375%	2/09/24	BB–	482,737
		Total Transportation Infrastructure				1,098,118

		Wireless Telecommunication Services – 0.8%

1,390		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	1,483,825
		Total Corporate Bonds (cost $41,882,592)				42,307,070

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CONVERTIBLE BONDS – 1.9% (1.4% of Total Investments)

		Electric Utilities – 0.5%

$1,050		DCP Midstream Operating LP	5.850%	5/21/43	BB–	$971,250

		Multi-Utilities – 0.6%

1,005		Dominion Resources Inc.	5.750%	10/01/54	BBB–	1,075,350

		Oil, Gas & Consumable Fuels – 0.5%

1,535		Cheniere Energy Inc.	4.250%	3/15/45	N/R	1,059,150

		Real Estate Management & Development – 0.3%

530		Tricon Capital Group Inc., 144A	5.750%	3/31/22	N/R	577,038
$2,055		Total Convertible Bonds (cost $3,629,140)				3,682,788

24	NUVEEN

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 11.6% (8.5% of Total Investments)

		Diversified Financial Services – 0.5%

$465		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$489,522
465		RKP Overseas Finance 2016 A	7.950%	12/31/99	B1	478,888
		Total Diversified Financial Services				968,410

		Electric Utilities – 4.5%

830		AES Gener SA, 144A	8.375%	12/18/73	BB	888,100
3,865		Emera, Inc.	6.750%	6/15/76	BBB–	4,367,450
1,170		Enel SpA, 144A, (3)	8.750%	9/24/73	BBB–	1,392,300
300	EUR	Energias de Portugal, SA	5.375%	9/16/75	Ba2	376,316
915		Exelon Corporation	6.350%	3/15/33	Baa2	980,954
380	GBP	NGG Finance PLC	5.625%	6/18/73	BBB	561,128
		Total Electric Utilities				8,566,248

		Energy Equipment & Services – 4.1%

2,655		Transcanada Trust, (3)	5.300%	3/15/77	BBB	2,729,340
2,200		Transcanada Trust, (3)	5.875%	8/15/76	BBB	2,387,440
2,535		Transcanada Trust, (3)	5.625%	5/20/75	BBB	2,677,746
		Total Energy Equipment & Services				7,794,526

		Multi-Utilities – 0.3%

375	GBP	Centrica PLC	5.250%	4/10/75	BBB	526,271

		Oil, Gas & Consumable Fuels – 2.2%

755		Enbridge Energy Partners LP	8.050%	10/1/77	BB+	755,000
2,965		Enbridge Inc., (3)	6.000%	1/15/77	BBB–	3,109,802
345		Enterprise Products Operating LP, (4)	7.034%	1/15/68	Baa2	353,280
		Total Oil, Gas & Consumable Fuels				4,218,082
		Total $1,000 Par (or similar) Institutional Preferred (cost $20,701,638)				22,073,537

Shares		Description (1), (9)				Value

		INVESTMENTS COMPANIES – 2.1% (1.5% of Total Investments)

705,904		John Laing Infrastructure Fund				$1,234,760
4,908,393		Keppel Infrastructure Trust				2,014,340
289,680		NextEnergy Solar Fund Limited				428,228
257,665		Starwood European Real Estate Finance Limited				362,888
		Total Investment Companies (cost $3,701,855)				4,040,216

Principal Amount (000)		Description (1)	Optional Call Provisions (10)		Ratings (6)	Value

		MUNICIPAL BONDS – 0.2% (0.1% of Total Investments)

		Georgia – 0.2%

$270		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build America Bonds Series 2010A, 6.655%, 4/01/57	No Opt. Call		A+	$330,777
$270		Total Municipal Bonds (cost $314,650)				330,777

NUVEEN	25

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	SOVEREIGN DEBT – 0.3% (0.2% of Total Investments)

	Costa Rica – 0.3%

$600	Instituto Costarricense de Electricidad, 144A	6.375%	5/15/43	Ba2	$534,258
$600	Total Sovereign Debt (cost $522,197)				534,258
	Total Long-Term Investments (cost $247,316,057)				259,657,006

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.9% (0.7% of Total Investments)

	REPURCHASE AGREEMENTS – 0.9% (0.7% of Total Investments)

$1,392	Repurchase Agreement with Fixed Income Clearing Corporation dated 6/30/17, repurchase price $1,392,506, collateralized by $1,385,000 U.S. Treasury Notes, 0.375%, due 7/15/25, value $1,423,244	0.120%	7/03/17		$1,392,492

394	Repurchase Agreement with Fixed Income Clearing Corporation dated 6/30/17, repurchase price $394,093, collateralized by $410,000 U.S. Treasury Notes, 2.000%, due 11/15/26, value $401,992	0.120%	7/03/17		394,089
$1,786	Total Short-Term Investments (cost $1,786,581)				1,786,581
	Total Investments (cost $249,102,638) – 137.5%				261,443,587
	Borrowings – (38.8)% (11), (12)				(73,725,000)
	Other Assets Less Liabilities – 1.3% (13)				2,430,649
	Net Assets Applicable to Common Shares – 100%				$190,149,236

Investments in Derivatives as of June 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(30)	9/29/17	$(3,535,078)	$5,156	$8,453
U.S. Treasury 10-Year Note	Short	(49)	9/20/17	(6,151,031)	13,781	16,859
U.S. Treasury Long Bond	Short	(14)	9/20/17	(2,151,625)	7,875	(19,422)
U.S. Treasury Ultra Bond	Short	(7)	9/20/17	(1,161,125)	4,813	(21,571)
				$(12,998,859)	$31,625	$(15,681)

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$29,250,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/17	12/01/18	12/01/20	$(47,743)	$(458,513)
Morgan Stanley Capital Securities LLC	112,400,000	Receive	1-Month USD-LIBOR-ICE	1.994%	Monthly	6/01/18	7/01/25	7/01/27	405,552	405,552
	$141,650,000								$357,809	$(52,961)

26	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, hypothecated as described in Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $52,062,281.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(11)	Borrowings as a percentage of total investments is 28.2%.

(12)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $162,048,785 have been pledged as collateral for borrowings.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

REIT	Real Estate Investment Trust

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

GBP	Pound Sterling

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	27

Statement of Assets and Liabilities	June 30, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $247,316,057)	$259,657,006
Short-term investments, at value (cost approximates value)	1,786,581
Cash	40,927
Cash denominated in foreign currencies (cost $449,043)	450,696
Cash collateral at brokers(1)	170,000
Unrealized appreciation on interest rate swaps	405,552
Interest rate swaps premiums paid	410,770
Receivable for:
Dividends	1,010,264
Interest	993,658
Investments sold	5,158,649
Reclaims	81,207
Variation margin on futures contracts	31,625
Other assets	16,006
Total assets	270,212,941
Liabilities
Borrowings	73,725,000
Unrealized depreciation on interest rate swaps	458,513
Payable for:
Dividends	993,194
Investments purchased	4,512,281
Accrued expenses:
Interest on borrowings	8,149
Management fees	207,356
Trustees fees	13,005
Other	146,207
Total liabilities	80,063,705
Net assets	$190,149,236
Shares outstanding	9,752,650
Net asset value (“NAV”) per share outstanding	$19.50
Net assets consist of:
Shares, $0.01 par value per share	$97,527
Paid-in surplus	179,837,139
Undistributed (Over-distribution of) net investment income	(1,197,150)
Accumulated net realized gain (loss)	(856,935)
Net unrealized appreciation (depreciation)	12,268,655
Net assets	$190,149,236
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

28	NUVEEN

Statement of Operations	Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $181,938)	$5,895,143
Interest	1,952,454
Other	43,800
Total investment income	7,891,397
Expenses
Management fees	1,228,843
Interest expense on borrowings	660,052
Custodian fees	143,010
Trustees fees	3,892
Professional fees	18,440
Shareholder reporting expenses	25,515
Shareholder servicing agent fees	88
Stock exchange listing fees	3,449
Investor relations expenses	40,225
Other	11,071
Total expenses	2,134,585
Net investment income (loss)	5,756,812
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,651,827
Futures contracts	(178,315)
Swaps	(971,351)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,486,258
Futures contracts	(13,302)
Swaps	1,317,044
Net realized and unrealized gain (loss)	14,292,161
Net increase (decrease) in net assets from operations	$20,048,973

See accompanying notes to financial statements.

NUVEEN	29

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$5,756,812	$10,904,419
Net realized gain (loss) from:
Investments and foreign currency	3,651,827	1,136,419
Futures contracts	(178,315)	18,893
Swaps	(971,351)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,486,258	9,249,861
Futures contracts	(13,302)	(17,055)
Swaps	1,317,044	(216,596)
Net increase (decrease) in net assets from operations	20,048,973	21,075,941
Distributions to Shareholders
From net investment income	(6,339,223)	(11,067,664)
Return of capital	—	(2,090,877)
Decrease in net assets from distributions to shareholders	(6,339,223)	(13,158,541)
Capital Share Transactions
Cost of shares repurchased and retired	—	(233,002)
Net increase (decrease) in net assets from capital share transactions	—	(233,002)
Net increase (decrease) in net assets	13,709,750	7,684,398
Net assets at the beginning of period	176,439,486	168,755,088
Net assets at the end of period	$190,149,236	$176,439,486
Undistributed (Over-distribution of) net investment income at the end of period	$(1,197,150)	$(614,739)

See accompanying notes to financial statements.

30	NUVEEN

Statement of Cash Flows	Six Months Ended June 30, 2017 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$20,048,973
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(135,120,303)
Proceeds from sales and maturities of investments	132,317,266
Proceeds from (Purchases of) short-term investments, net	(1,045,417)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(423,092)
Proceeds from (Payments for) swap contracts, net	(971,351)
Capital gain and return of capital distributions from investments	836,778
Amortization (Accretion) of premiums and discounts, net	12,649
(Increase) Decrease in:
Cash collateral at brokers	(115,000)
Interest rate swap premiums paid	540,775
Receivable for dividends	(78,775)
Receivable for interest	(50,790)
Receivable for investments sold	1,024,848
Receivable for reclaims	(16,993)
Receivable for variation margin	(31,625)
Other assets	(3,790)
Increase (Decrease) in:
Payable for investments purchased	2,452,265
Payable for variation margin on futures contracts	(9,844)
Accrued interest on borrowings	(1,689)
Accrued management fees	5,513
Accrued Trustees fees	1,341
Accrued other expenses	30,431
Net realized gain (loss) from:
Investments and foreign currency	(3,651,827)
Swaps	971,351
Change in net unrealized (appreciation) of:
Investments and foreign currency	(10,486,258)
Swaps	(1,317,044)
Net cash provided by (used in) operating activities	4,918,393
Cash Flows from Financing Activities:
Proceeds from borrowings	450,000
Cash distributions paid to shareholders	(5,346,029)
Net cash provided by (used in) financing activities	(4,896,029)
Net Increase (Decrease) in Cash	22,364
Cash at the beginning of period	18,563
Cash at the end of period	$40,927

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$661,741

See accompanying notes to financial statements.

NUVEEN	31

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price
Year Ended 12/31:
2017(f)	$18.09	$0.59	$1.47	$2.06	$(0.65)	$—	$—	$(0.65)	$—		$—	$19.50	$17.59
2016	17.27	1.12	1.04	2.16	(1.14)	—	(0.21)	(1.35)	0.01		—	18.09	15.74
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	—	17.27	15.24
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—		—	19.84	18.88
2013	20.34	1.53	0.37	1.90	(1.65)	(1.75)	—	(3.40)	—		—	18.84	16.75
2012(d)	19.10	0.94	1.53	2.47	(0.88)	(0.31)	—	(1.19)	—		(0.04)	20.34	18.67

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2017(f)	$73,725	$3,579
2016	73,275	3,408
2015	74,500	3,265
2014	81,500	3,381
2013	87,500	3,106
2012(d)	78,000	3,550

32	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

11.52%	16.02%	$190,149	2.33	%**	6.29	%**	51%
12.82	12.37	176,439	2.18		6.19		107
(5.39)	(11.72)	168,755	2.12		6.24		96
20.58	30.14	194,041	1.91		6.66		139
9.35	7.88	184,249	1.95		7.30		188
12.93	(0.68)	198,897	1.65	**	7.11	**	114

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2017(f)	0.72	%**
2016	0.56
2015	0.52
2014	0.37
2013	0.40
2012(d)	0.27	**

(d)	For the period April 25, 2012 (commencement of operations) through December 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2017.
*	Rounds to less than $0.01.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	33

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is June 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Fund Reorganization

On March 14, 2017, the Fund’s Board of Trustees (the “Board”) approved the reorganization of the Diversified Real Asset Income Fund (DRA) (the “Acquired Fund”) into JRI (the “Acquiring Fund”).

The reorganization was approved by the shareholders of the Acquired Fund at a special meeting on June 30, 2017, and it is expected to become effective immediately before the open of business on September 11, 2017 or as soon as practicable thereafter, at which time the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be terminated. As a result of the reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The shareholders of the Acquired Fund will receive Acquiring Fund shares with a total value equal to the total value of its Acquired Fund shares immediately prior to the closing of the reorganization.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its managed assets.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

34	NUVEEN

As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,069,157

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S. traded stock, adjusted as appropriate for the underlying to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from a pricing service. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a

36	NUVEEN

foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$70,775,255	$42,206,825	***	$—	$112,982,080
Convertible Preferred Securities	15,748,884	—		—	15,748,884
$25 Par (or similar) Retail Preferred	56,631,941	1,325,455	***	—	57,957,396
Corporate Bonds	—	42,307,070		—	42,307,070
Convertible Bonds	—	3,682,788		—	3,682,788
$1,000 Par (or similar) Institutional Preferred	—	22,073,537		—	22,073,537
Investment Companies	4,040,216	—		—	4,040,216
Municipal Bonds	—	330,777		—	330,777
Sovereign Debt	—	534,258		—	534,258

Short-Term Investments:
Repurchase Agreements	—	1,786,581		—	1,786,581

Investments in Derivatives:
Futures Contracts**	(15,681)	—		—	(15,681)
Interest Rate Swaps**	—	(52,961)		—	(52,961)
Total	$147,180,615	$114,194,330		$—	$261,374,945
*	Refer to the Fund’s Portfolio of Investments for industry, state, and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Common Stocks	$3,901,705	$(1,237,282)	$1,237,282	$(3,901,705)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$33,836,038	12.9%
United Kingdom	11,527,342	4.4
Australia	9,188,347	3.5
Singapore	8,977,784	3.4
Italy	6,850,806	2.6
Other	39,545,359	15.2
Total non-U.S. Securities	$109,925,676	42.0%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

38	NUVEEN

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,786,581	$(1,786,581)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(6,098,890)
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$25,312	—	—

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(40,993)	—	—
Total			$(15,681)		$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(178,315)	$(13,302)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

40	NUVEEN

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$86,216,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC uncleared)	Unrealized appreciation on interest rate swaps**	$405,552	Unrealized depreciation on interest rate swaps**	$(458,513)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amount Net Offset on the Statement of Assets and Liability
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swap Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(458,513)	$—	$(458,513)	$410,770	$47,743	$—
Morgan Stanley Capital Services LLC	405,552	—	—	405,552	—	—	405,552
Total	$405,552	$(458,513)	$—	$(52,961)	$410,770	$47,743	$405,552
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(971,351)	$1,317,044

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Share Transactions

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/17	Year Ended 12/31/16
Shares repurchased and retired	—	(17,800)
Weighted average:
Price per share repurchased and retired	$—	$13.07
Discount per share repurchased and retired	—	17.34%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $135,120,303 and $132,317,266, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$251,158,463
Gross unrealized:
Appreciation	$15,587,092
Depreciation	(5,301,968)
Net unrealized appreciation (depreciation) of investments	$10,285,124

Permanent differences, primarily due to bond premium amortization, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2016, the Fund’s last tax year end, as follows:
Paid-in surplus	$(161,156)
Undistributed (Over-distribution of) net investment income	(367,134)
Accumulated net realized gain (loss)	528,290

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

42	NUVEEN

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$11,067,664
Distributions from net long-term capital gains	—
Return of capital	2,090,877
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2016, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$1,519,011

During the Fund’s last tax year ended December 31, 2016, the Fund utilized $1,651,021 of its capital loss carryforwards.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$—
Late-year ordinary losses[3]	368,130

[2]	Capital losses incurred from November 1, 2016 through December 31, 2016, the Fund’s last tax year end.
[3]	Specified losses incurred from November 1, 2016 through December 31, 2016.

7. Management Fees

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

NUVEEN	43

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2017 the complex-level fee for the Fund was 0.1606%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

The Fund has a $79,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $73,725,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $73,277,486 and 1.79%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

44	NUVEEN

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $52,062,281. During the current fiscal period, the Fund earned Rehypothecation Fees of $43,800 which is recognized as “Other income” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Event

Borrowing Arrangements

Subsequent to the current fiscal period, the Fund entered into a committed financing agreement with a maximum commitment amount of $79,500,000. Interest will be charged on these Borrowings at a rate per annum equal to the one-month LIBOR plus 0.65%. The Fund is charged a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. The Fund also incurred an upfront fee of 0.10% per annum based on the maximum. Upon the completion of the reorganization (as described in Note 1 – General Information and Significant Accounting Policies – Fund Reorganization), and the payment of a 0.01% upfront fee on the incremental amount, the maximum commitment amount of this facility will increase to $231,500,000.

NUVEEN	45

Additional

Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young**

*	Interested Board Member.
**	Effective July 1, 2017

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust company, N.A. 250 Royall Street Canton, MA 02081 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Shares Repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

46	NUVEEN

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	JRI Custom Blended Benchmark: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	47

Glossary of Terms Used in this Report (continued)

∎	MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

48	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	49

Annual Investment

Management Agreement Approval Process

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision

50	NUVEEN

reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the

NUVEEN	51

Annual Investment Management Agreement Approval Process (continued)

complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund. The Sub-Adviser generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one- and three-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund performed well against its Performance Peer Group ranking in the second quartile for the one-year period and first quartile in the three-year period. The Board also noted that the Fund outperformed its blended benchmark during

52	NUVEEN

such periods. The Board was satisfied with the Fund’s overall performance. The Board also noted that at a meeting held on February 21-23, 2017, the Board approved a plan to reorganize the Diversified Real Asset Income Fund (DRA) into the Fund, subject to shareholder approval.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted the Fund had a net management fee and a net expense ratio higher than the respective peer average. The Independent Board Members noted that the Fund’s net expense ratio was higher than the average of the Peer Universe generally due to, among other things, the odd composition of the Peer Universe, high leverage level of the Fund compared to peers, higher custodial fees as a result of the Fund’s trading in global assets and relatively high level of trading and the fee waiver of a certain peer in the Peer Universe. Given the foregoing, the Independent Board Members were satisfied with the explanation of the differential.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, with respect to the Sub-Adviser, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required,

NUVEEN	53

Annual Investment Management Agreement Approval Process (continued)

average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee paid by the Adviser to the Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016.

54	NUVEEN

The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

NUVEEN	55

Annual Investment Management Agreement Approval Process (continued)

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

56	NUVEEN

Notes

NUVEEN	57

Notes

58	NUVEEN

Notes

NUVEEN	59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-M-0617D        243990-INV-B-08/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017